UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 W. 42nd Street
New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

(Former name or former address, if changed since last report)

505 Fifth Avenue
New York, New York 10017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

     On December 29, 2010, CIT Group Inc, (“CIT”) delivered to Deutsche Bank Trust Company Americas (“Deutsche Bank”), as trustee, a notice of CIT’s intention to redeem on January 31, 2011 $500 million of CIT’s 7% Series A Second Lien Notes maturing in 2013. The Series A Notes were issued on December 10, 2009 in connection with CIT Group Inc.’s reorganization. As provided in the Indenture governing the Series A Notes, the Redemption Price will be 102.0% of the aggregate principal amount redeemed and the notes will be redeemed on a pro-rata basis among all of the 2013 Series A Notes.

     The aggregate principal amount of 2013 Series A Notes to be redeemed is $500 million, and after this redemption, approximately $1.6 billion principal amount of the 2013 Series A Notes will remain outstanding.

     A copy of the Notice to Deutsche Bank is attached as Exhibit 99.1

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice by CIT Group Inc. to Deutsche Bank Trust Company Americas dated December 29, 2010 announcing its intent to redeem $500 million of Series A Notes on January 31, 2011.

Forward-Looking Statement

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

Date: December 30, 2010	By:	/s/ Glenn A. Votek

		Name:	Glenn A. Votek
		Title:	Executive Vice President and Treasurer